Exhibit 99.1

HARVEST
The Oil & Gas Conference Denver
Enercom Oil and Gas Conference
August 19, 2015

Forward Looking Statements HARVEST
Cautionary Statements: Certain statements in this presentation are forward-looking and are based upon Harvest’s current belief as to the outcome and timing of future events. All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest’s outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest’s concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest’s 2014 Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest’s actual results and plans could differ materially from those expressed in the forward-looking statements. Harvest undertakes no obligation to publicly update or revise any forward-looking statements, which speak as of their respective dates.
Harvest may use certain terms such as resource base, contingent resources, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our 2014 Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC’s website at www.sec.gov.
Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.
NYSE: HNR
www.harvestnr.com

About Harvest HARVEST
Market Data
Exchange/Ticker NYSE: HNR
Market Capitalization * $ 41.4 MM
Enterprise Value * $ 54.7 MM
Cash (06/30/2015) $ 18.9 MM
Debt** (6/30/2015) $ 32.2 MM
Shares Outstanding 42.7 MM
Institutional Ownership 72%
* As of August 10, 2015
** Reflected as warrant liability on the balance sheet
NYSE: HNR
www.harvestnr.com

“Back from the Brink” HARVEST
On January 1, 2015, HNR exercised its right to terminate the SPA with Petroandina resulting from failure to obtain the Venezuela approvals:
On January 2, 2015 HNR stock was trading at $0.93
On January 15, 2015 HNR filed a request for arbitration against the Government of the Bolivarian Republic of Venezuela
Arbitration request withdrawn on January 28, 2015 pursuant to court order
From January through April 2015 Harvest explored all our options
Debt and equity markets were essentially closed to Harvest
HNR stock price fell to low of $0.44 on March 25, 2015
General operating cash balance was $240,000 on April 27, 2015
CT Energy Holding SRL transaction:
HNR began discussion with Investor on April 10, 2015
Terms sheet agreed and executed on May 10, 2015
HNR closed and announced CT Energia Transaction on June 19, 2015
HNR stock closed at $1.82 on June 19, 2015
NYSE: HNR
www.harvestnr.com

Terms of CT Energy Transaction HARVEST
CT Energy funded $32.2 million to Harvest on June 19, 2015 through convertible and non-convertible notes
$25.2 million non-convertible senior secured note, 5-year term @ 15% interest
$6.97 million convertible senior secured note, 5-year term at 9% interest
Note is immediately convertible into 8,506,097 shares of Harvest common stock at price of $0.82
Harvest issued to CT Energy 69.75 shares of a newly-created series of preferred stock
Voting rights equivalent to the shares of common stock underlying the unconverted portion of the 9% Note
Entitled to vote on certain matters submitted to a vote of the stockholders on an “as converted” basis
Harvest issued CT Energy a warrant to purchase up to 34,070,820 shares of Harvest’s common stock at an initial exercise price of $1.25 per share
Warrant Term of 3 years
Trigger price of $2.50 per share
Warrant becomes exercisable only after the 30-day VWAP of Harvest’s stock equals or exceeds $2.50 per share
Warrant is cash-exercisable, but may surrender the 15% Note as partial consideration for the warrant exercise
Harvest stockholder approval required
At the Annual Shareholder Meeting on September 9, 2015, Harvest’s stockholders are recommended to approve proposals related to the transaction with CT Energy
If stockholder approval is not obtained:
CT Energy has the right to accelerate full repayment of the 9% and 15% notes upon 60-days’ notice
Harvest would be required to seek alternative financing for liquidity and the strategic relationship with CT Energy would be terminated
NYSE: HNR
www.harvestnr.com

Terms of CT Energy Transaction (cont’d) HARVEST
Three new board members
CT Energy appointed three members to the Company’s board of directors, including one appointee serving as an independent director
Additional draw note provision
Under the five year 15% non-convertible senior secured note CT Energy may elect to provide $2.0 million of additional funds to the Company per month for up to six months following the one-year anniversary of the closing date of the transaction (up to $12.0 million in aggregate)
Adjustment in interest rate and maturity
If by June 19, 2016, subject to up to six monthly extensions, the volume weighted average price of the Company’s common stock over any consecutive 30-day period has not equaled or exceeded the trigger price of $2.50 per share, the maturity date of all notes will be extended by two years and the interest rates on the 15% non-convertible note and any additional draw notes will adjust to 8%
Upon conversion of debt and exercising of warrant, CT Energy would own
49.9% of shares outstanding, subject to shareholders approving related proposals to the transaction at the Annual Meeting
NYSE: HNR www.harvestnr.com 6

Rationale and Benefits Of The Transaction HARVEST
Re-Capitalization of Harvest
Designed to meet Harvest liquidity needs
Repositions Harvest for long-term growth, both in Venezuela and Gabon
Superior to alternative of funding Chapter 11 reorganization
Strong alignment with current shareholders
The $2.50 warrant trigger price requires substantial appreciation of current shareholder value
CT Energy complements Harvest
Extensive experience in Venezuela
Well-developed relationships in the business and government sectors of Venezuela
Ability to arrange financial support for future Petrodelta operations
Improved performance of Petrodelta
Expected to facilitate approval of positive changes to the governance of Petrodelta and contractual arrangements between Harvest and the Government of Venezuela
Full distribution of Petrodelta cash flows for operating expenses, capital and dividends
Opens path to realization of Petrodelta’s full production potential
NYSE: HNR www.harvestnr.com 7

Potential Shareholder Value Creation CT Energy Transaction HARVEST
Market Capitalization, $MM
Shares Outstanding, MM
300
250
200
120
100
50
0
$20 $0.47 43 $78 $1.82 43 $40 $0.94 43 $213 $2.50 85
430% return to shareholders
$3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $-
HNR Stock Price, $/share
Pre-Discussion Apr 9
Announcement Jun 19
Current Aug 13
Includes Warrant and Converts as exercised
Market Capitalization
Shares Outstanding
HNR Stock Price
NYSE: HNR www.harvestnr.com 8

Progress to Date HARVEST
Key provisions of Petrodelta term sheet
Financing plan for Petrodelta to ensure funding of its capital requirements
Independent cash management of Petrodelta hydrocarbon sales through an offshore bank, ensuring timely payment of contractors, lenders, owners and government obligations through a defined waterfall of cash disbursements
Independent procurement and contracting functions
Technical Assistance Agreement under which HNR will provide and be compensated for essential services and technical expertise in drilling, geology, reservoir engineering and other critical functions
The ability of HNR to appoint its secondees to up to 40% of key management positions in Petrodelta, including finance, technology, operations, purchasing, contracting, and others
Establishment of a new business plan for Petrodelta
Progress to date
Definitive documents being drafted
Business plan revision at advanced stage with PDVSA and Petrodelta
Next steps
September 9, 2015 Annual Meeting of Stockholders
Conclude definitive agreements and new business plan
Conclude financing arrangements
NYSE: HNR www.harvestnr.com 9

Venezuela – Petrodelta HARVEST
20.4% Equity Interest in Petrodelta
Six fields, 10 billion barrels of gross oil-in-place
Growth underway
Average 37,929 bopd in 2Q 2015
Development program ongoing in Temblador, Isleño and El Salto
Six drilling rigs operating
El Salto – 19,297 bopd
Temblador – 8,724 bopd
Isleño – 3,718 bopd
Transaction with CT Energy
On June 19, 2015, the Company entered into a strategic relationship with CT Energy and CT Energia designed to maximize the long-term success and value of Harvest’s Venezuelan operations and its 20.4% investment in Petrodelta
PETRODELTA PROPERTIES
OIL FIELDS
PROSPECTS
PRODUCTION PLANT
PIPELINES
El Salto
Temblador Uracoa Bombal Tucupita Jobo Pilon Morichal Isleño Orinoco Heavy Oil Belt
South Monagas Unit (SMU): Uracoa, Tucupita, Bombal
New Fields: El Salto, Temblador, Isleño
Total Area Petrodelta’s Fields: 1000.03 Km2
2010 2011 2012 2013 2014
Production (MMBOE, Gross) 8.9 11.8 13.5 15.0 16.1
Proved Reserves (MMBOE, net to Harvest) 50.0 43.3 38.4 20.7 16.7
2P Reserves (MMBOE, net to Harvest) 103.6 103.8 100.2 62.2 55.7
3P Reserves (MMBOE, net to Harvest) 220.6 210.5 204.6 125.1 109.2
NYSE: HNR www.harvestnr.com 10
COLOMBIA
VENEZUELA
BRAZIL

Petrodelta – Huge Oil Resource HARVEST
10 Billion Barrels Oil Originally in Place
99% agreement between Venezuela Official Estimates and Harvest Estimates (Ryder Scott)
Ultimate Recovery Factors in general agreement for 3P reserves
Venezuela Official = 14% total with no expiration date
Harvest (Ryder Scott) = 11% with expiration date of 2027 per existing contract with Venezuela
Largest field El Salto assumes a modest 8 - 10% recovery factor
Projected recovery factors exceed 20% in Uracoa, Temblador and Tucupita, the most heavily developed fields
Recovery to date in all fields combined is less than 4% of Original Oil in Place
Petrodelta Original Oil In Place
Venezuela Official Harvest
MMBO
12,000 10,000 8,000 6,000 4,000 2,000 0
El Salto Temblador Uracoa Isleno Tucupita Bombal Total
Petrodelta Projected Recovery Factors
% Oil in Place
Venezuela Official Harvest
40% 35% 30% 25% 20% 15% 10% 5% 0%
El Salto Temblador Uracoa Isleno Tucupita Bombal Total
NYSE: HNR www.harvestnr.com 11

Petrodelta Production Performance HARVEST
Operating Service Contract from 1992 to January 2005
Conversion to Petrodelta lasted from 2005 through 2007
Drilling resumed in 2008
Production growth at El Salto, Temblador and Isleno
Production has declined 20% in last 14 months
Deteriorating drilling performance
Lack of new infrastructure to handle crude and water volumes
Lack of re-investment of cash flow
Asset base is still impressive
10 billion barrels in place 100,000+ bopd potential
Petrodelta Oil Production 2004-2015
Barrels of Oil Per Day (monthly average) (000’s) (Gross)
50 45 40 35 30 25 20 15 10 5 0
Conversion Process
0 1 2 3 4 5 6 # of Rigs
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
# of Drilling Rigs SMU New Fields
CT Energy transaction expected benefits include:
Higher operational independence for Petrodelta
Access to Petrodelta cash flow for reinvestment
Independent management of drilling and
infrastructure capital
Secure dividend distributions to owners
NYSE: HNR www.harvestnr.com 12

Dussafu Overview
South Gabon Basin

HARVEST

- **680,000 acre PSC, Offshore Gabon**
  - 66.667% operated interest
  - Superior fiscal terms
- **Discovered resources within an approved EEA**
  - EEA covers 210,000 acres – equivalent to 36 blocks in the Gulf of Mexico
  - Mean Contingent Resource = 40 MMBO gross
  - Water depth <150m
  - First production required by mid-2018
- **Significant exploration upside**
  - Unrisked P50 ~700 MMBbl gross recoverable oil
  - Large Dentale structures outboard of current discoveries confirmed by new 3D
  - Over a dozen prospects, many with stacked pays
  - Most prospects lie within EEA
- **Located in a very active basin**
  - Eni, Total and Shell have made recent pre-salt discoveries
  - 2014 licensing: 7 blocks awarded to Marathon, Noble/Woodside, Petronas, Repsol and Impact



HNR DUSSAFU BLOCK
GAMBA PROSPECTS
GAMBA LEADS
DENTALE PROSPECTS
OIL FIELDS
GAS DISCOVERY
WELL POINTS
Etame
N Tchibala
S Tchibala
Avouma
Inboard 2005/
Central 2012
PSDM merge 2013
M'Bya
N&S
M'Wengui
GMC-1X
Gabon
Congo
Dussafu 3D 1994/2009
RUCHE EEA
Moubenga
Walt
Whitman
Ruche
Tortue
20 m
50 m
100 m
200 m
500 m
1000 m
Outboard 3D 2013
Yombo
Gabon
Congo
Atlantic Ocean
Angola

Notes: "EEA" stands for Exclusive Exploitation Area. "PSC" stands for Production Sharing Contract. "P50" stands for the 50th percentile of gross unrisked recoverable resources based on HNR internal estimates.

NYSE: HNR www.harvestnr.com 13

Dussafu Runway for Growth
HARVEST
2015 Gross Discovered Resources
P50 = 36 mmbo
Exploration Inventory
Seven Gamba Prospects
P50 = 86 mmbo
Six Dentale Prospects
P50 = 670 mmbo
All but one prospect contained within the EEA
Selected Prospects and P50 Resource
Prospect A/B: 214 mmbo
Prospect 6: 32 mmbo
Prospect 7: 11 mmbo
Prospect E: 390 mmbo
Exploration well planning for early 2016 on A/B underway
RUCHE EEA and Prospects
Moubenga a a
Walt
a
Whitman
7
6
a
)Q a
a
Ruche
Tortue
A
B
100m
200m
500m
RUCHE EEA
GAMBA PROSPECTS
GAMBA LEADS E
DENTALE PROSPECTS
OIL FIELDS
0 10 20 Kilometers
Notes: “mmbo” stands for “million barrels oil”. “P50” represents the 50th percentile of gross unrisked recoverable oil based on HNR internal estimates.
NYSE: HNR
www.harvestnr.com

Prospects A & B Dentale (3D PSDM)

HARVEST

- **Geology**
  - Fault-separated twin 4-way closures
  - Stacked Dentale sands
- **Prospect Size**
  - Vertical closure of 310m over area of 65 km^2
  - Combined P50 = 214 mmbo

Structure – Intra-Dentale



X
A'
B'
X'
A
B

Prospect A



A
A'
Dentale
Mobile Shale



X
X'
Dentale
Mobile shale

Prospect B



B
B'
Dentale
Mobile Shale

Notes: "mmbo" stands for "million barrels oil". "P50" represents the 50th percentile of gross unrisked recoverable oil based on HNR internal estimates.

NYSE: HNR www.harvestnr.com 15

Prospects 6 and 7 (3D PSDM)

HARVEST

- **Geology**
  - Fault separated four-way closures
  - Gamba and Dentale potential
- **Prospect Size**
  - Prospect 6: Gamba and Dentale combined
    - P50 = 32 mmbo
  - Prospect 7: Gamba only
    - P50 = 11 mmbo

Structure – Base Salt


X'
7
6
Ruche
X


Ruche
DRM1-ST1
DRM1
Prospect 6
Prospect 7
X
X'
Salt
Salt
Gamba
Dentale
Mobile Shale

Notes: "mmbo" stands for "million barrels oil". "P50" represents the 50th percentile of gross unrisked recoverable oil based on HNR internal estimates.

NYSE: HNR
www.harvestnr.com
16

Summary
HARVEST
September 9, 2015 Annual Meeting of Stockholders to vote on proposals related to the strategic transaction with CT Energy
Very strong alignment with current shareholder interest
Provides significant upside for shareholders
Progress being made
Petrodelta term sheet executed
Work toward definitive agreements and financing in progress
Balance sheet strength sufficient to support strategic plan
Gabon continues to provide substantial option value
Compelling exploration and development portfolio
NYSE: HNR
www.harvestnr.com
17